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                                    FORM 8-A

                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                     PURSUANT TO SECTION 12(b) OR (g) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                           MERCANTILE BANK CORPORATION
            (Exact name of registrant as specified in its charter)


       Michigan                                     38-3360865
(State or other jurisdiction of            (I.R.S. Identification No.)
of incorporation or organization)

             216 North Division Avenue, Grand Rapids, Michigan 49503
               (Address of Principal Executive Offices) (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                 Name of each exchange on which
          to be so registered                   each class is to be registered

                 None


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: ......... if applicable.

     Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock
--------------------------------------------------------------------------------
                                (Title of Class)



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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information set forth under "Item 4 Description of Securities" in Part II of the Registration Statement of Mercantile Bank Corporation (the "Company") on Form S-8 (Commission File No. 333-75521), filed with the Commission on April 2, 1999, is incorporated here by reference.



ITEM 2. EXHIBITS.

The following exhibits are filed herewith:

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       Exhibit
       Number               Exhibit
       ------               -------

         1 The Articles of Incorporation of the Company are incorporated by reference to Exhibit 3.1 of the Company's Registration Statement on Form SB-2 (Commission File No. 333-33081) that became effective on October 23, 1997

         2 The Bylaws of the Company are incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form SB-2 (Commission File No. 333-33081) which became effective on October 23, 1997
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                                    SIGNATURE



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 9th day of July, 1999.

                                            MERCANTILE BANK CORPORATION


                                            By: /s/ Gerald R. Johnson, Jr.
                                               ---------------------------------
                                               Gerald R. Johnson, Jr.
                                                Chairman of the Board and
                                                 Chief Executive Officer



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                                  EXHIBIT INDEX


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       Exhibit
       Number               Exhibit
       ------               -------

         1 The Articles of Incorporation of the Company are incorporated by reference to Exhibit 3.1 of the Company's Registration Statement on Form SB-2 (Commission File No. 333-33081) that became effective on October 23, 1997

         2 The Bylaws of the Company are incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on Form SB-2 (Commission File No. 333-33081) which became effective on October 23, 1997


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